AFPR1ME GROWTH® Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

May 1, 2022

UPDATING SUMMARY PROSPECTUS

This Summary Prospectus summarizes key features of the AFPR1ME GROWTH® Variable Annuity.

The prospectus for the AFPR1ME GROWTH® Variable Annuity contains more information about the AFPR1ME GROWTH® Variable Annuity’s features, benefits, and risks. You can find the current prospectus and other information about the AFPR1ME GROWTH® Variable Annuity online at https://americanfidelity.com/support/annuities/p-3. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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GLOSSARY OF TERMS

Some of the terms used in this summary prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of a participant’s account during the accumulation phase.

Accumulation phase: The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments. Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase or period.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period during which we make annuity payments.

Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Policy: The AFPR1ME GROWTH® Variable Annuity.

Portfolio Company: The Vanguard® Variable Insurance Fund (“VIF”) Total Stock Market Index Portfolio.

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TABLE OF CONTENTS

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Updated Information About the Policy

There have been no changes to the Policy features since the Statutory Prospectus dated May 1, 2021. There may be other changes that have occurred since you entered into the Policy.

Important Information You Should Consider About the Policy

	FEES AND EXPENSES			Cross-Reference(s) to Location in Prospectus
Charges for Early Withdrawals.	You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals.			Surrenders and Withdrawals

Transaction Charges.

You may be charged a fee for other transactions such as purchase payments. There is a one-time Certificate Fee of $15.00 that will be deducted from your first purchase payment. There is a per payment charge of $0.50. The following describes the Participant Transaction Expenses (as a percentage of purchase payments):

•  Sales Charge – 3.00%*

•  Administrative Expense – 0.25%

•  Minimum Death Benefit Expense – 0.75%**

•  Deferred Sales Load – None

•  Surrender Fees – None

*   Waived for purchase payments of $2,000 or more.

**   Not applicable after age 65.

				Fee Table, Charges

Ongoing Fees and Expenses (annual charges).

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.

				Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of average account value - only one Contract Class available)	0.96025%	0.96025%
	Investment options (Portfolio Company fees and expenses as a percentage of net asset value)	0.13%	0.13%
	To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges.

The estimate assumes that you do not take withdrawals from the policy.

Lowest Annual Cost: $1,350	Highest Annual Cost: $1,350
Assumes: • Investment of $100,000 • 5% annual appreciation • Minimum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Maximum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals

	RISKS	Cross-Reference(s) to Location in Prospectus

Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long- term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the policy (e.g., Portfolio Companies), if more than one investment option is made available in the future. Each investment option(s) (including any fixed account investment option) will have its own risks, and you should review the investment option(s) before making an investment decision.	Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available upon requests by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

	RESTRICTIONS	Cross-Reference(s) to Location in Prospectus

Investments.	Money invested in the policy is invested exclusively in the Vanguard® VIF Total Stock Market Index Portfolio. We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute Portfolio Companies as investment options.	General Description of the Registrant, Depositor and Portfolio Company; -Substitution

Optional Benefits.	N/A	None

	TAXES	Cross-Reference(s) to Location in Prospectus

Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	Cross-Reference(s) to Location in Prospectus

Investment Professional Compensation.	The policy is sold exclusively through financial professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer and who are compensated for selling the policy to investors with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	-Underwriter

Exchanges.	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.	-Underwriter

Appendix: Portfolio Companies Available Under the Policy

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-3. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Stock/ Index Fund.	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc.	0.13%	25.64%	17.79%	16.13%

This Summary Prospectus incorporates by reference AFPR1ME GROWTH® Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

ANN-170	EDGAR Contract No.: C000027244